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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)        NOVEMBER 20, 2000


   DELAWARE                         1-12109                       11-33336165
(State or other                    (Commission                   (IRS Employer
jurisdiction of                    File Number)                   ID Number)
incorporation)

1000 WOODBURY ROAD, SUITE 200, WOODBURY, NEW YORK                11797-9003
   (Address of principal executive offices)                      (Zip Code)


                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



ITEM 5.    OTHER EVENTS.

On November 20, 2000 the Company commenced an offering to acquire all of its currently outstanding 9 1/2% Senior Notes due 2004 (the "Old Notes") in exchange for newly issued 9 1/2% Senior Secured Notes due 2004 (the "Secured Notes") and warrants to purchase shares of the Company's common stock. The exchange offer is subject to the terms set forth in that certain offering circular dated November 20, 2000 attached to this report as Exhibit 99.1.

Pursuant to the terms of the exchange offer, the Company is offering to issue $1,000 principal amount of Secured Notes and 10.6 warrants to purchase shares of the Company's common stock in exchange for each $1,000 principal amount of Old Notes properly exchanged. If 100% of the outstanding Old Notes are exchanged in the exchange offer, the Company will issue $150 million aggregate principal amount of Secured Notes and warrants to purchase 1,590,000 shares of the Company's common stock.

Interest in the Secured Notes will be payable semiannually in arrears on February 1 and August 1 of each year. Interest shall accrue at a rate of 9 1/2% per annum for the most recent date to which interest has been paid, or if no interest has been paid, from August 1, 2000.

The Secured Notes will be secured by the capital stock of certain of the Company's subsidiaries and the beneficial interests in two Delaware business trusts.

As a part of the exchange offer, the Company is soliciting consents from the holders of Old Notes to certain proposed amendments (the "Proposed Amendments") to the indenture governing the Old Notes (the "Old Notes Indenture"). The purpose of the Proposed Amendments is to eliminate substantially all of the restrictive covenants, and modify certain other provisions contained in the Old Notes Indenture to, among other things, provide the Company with the ability to obtain financing against its residual assets.

The Company has entered into lock-up agreements with holders of a majority in principal amount of the Old Notes regarding the terms of the exchange offer. Subject to the satisfaction of certain conditions regarding the exchange offer, such holders have agreed to accept the exchange offer and tender their Old Notes for exchange.

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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements

      None.

(b) Pro Forma Financial Statements

      None.

(c) Exhibits

99.1 Offering Circular



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       DELTA FINANCIAL CORPORATION

                                       By:   /S/ MARC E. MILLER
                                       Name: Marc E. Miller
                                             Title: Senior Vice President


Date:   November 21, 2000



                                 EXHIBIT INDEX

EXHIBIT   DESCRIPTION

99.1      Offering Circular